Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 5 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 5 to the Sponsored Research Agreement (“Amendment 5”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 191044310, and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street. Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is effective as of July 25, 2023 (“Amendment Effective Date”).

Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Clinical Trial Agreement dated June 16, 2020 (“CTA”), pursuant to which Penn serves as lead clinical trial site for the Phase 1 clinical trial entitled: “A phase 1, open label, safety and dosing study of autologous desmoglein 3 chimeric autoantibody receptor T cells (DSG3-CAART) in subjects with pemphigus vulgarus” (“Clinical Trial”);

WHEREAS, the Parties entered into a Master Translational Research Services Agreement (“MSA”) dated October 19, 2018 and the CVPF Master Services Addendum to the MSA, pursuant to which the CVPF conducted engineering runs and clinical manufacturing runs, and maintained residual patient samples collected and produced in the engineering runs (such samples defined as “Penn Materials” under the MSA);

WHEREAS, [***];

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”), as amended by Amendment No. 1 dated May 1, 2020 (“Amendment 1”), Amendment No. 2 dated May 1, 2020 (“Amendment 2”), Amendment No. 3, dated December 17, 2021 (“Amendment 3”) and Amendment No. 4, dated December 1, 2022 (“Amendment 4”);

WHEREAS, Sponsor agrees that Penn’s Samples and the Other Samples are to be transferred to Penn from [***] for use in the Amendment 5 Workplan (defined below) and further agrees that Penn Materials may also be used in the Amendment 5 Workplan; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended by Amendment 1, Amendment 2, Amendment 3 and Amendment 4.

2.
Scope of work.

The scope of work to be performed in accordance with the Agreement, as amended by Amendment 1, Amendment 2, Amendment 3 and Amendment 4 is hereby supplemented to add to the additional workplan detailed in Attachment A-3 hereto (“Amendment 5 Workplan”).

3.
Term. Section 7.1 of the Agreement is hereby deleted and replaced with the following:

“Term. (a) The term of this Agreement as it applies to the Original Workplan shall begin on the Effective Date of the Agreement (April 23, 2018) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(b) The term of this Agreement as it applies to the Supplemental Workplan shall begin on the Research Resumption Date ([***]) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(c) The term of this Agreement as it applies to the Amendment 3 Workplan shall begin on the Amendment Effective Date and shall end [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(d) The term of this Agreement as it applies to the Amendment 5 Workplan shall begin on the Amendment Effective Date and shall end [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(e) The term of the Agreement as it applies to the Original Workplan, the Supplemental Workplan, the Amendment 3 Workplan or the Amendment 5 Workplan may be extended or renewed only by mutual written agreement signed by duly authorized representatives of both Parties.”

4.
Additional Representations and Warranties and Indemnification by Sponsor. In addition to any representations and warranties provided by Sponsor under the CTA and MSA, Sponsor also hereby represents and warrants the following: Penn has all permissions under (a) all applicable agreements between Sponsor [***] and/or any applicable Clinical Trial site, and/or (b) informed consent documents applicable to the Other Samples, to use the Other Samples to perform, facilitate, and complete the activities outlined in the Amendment 5 Workplan. For the purposes of this Amendment 5 only, Sponsor shall indemnify, defend, and hold harmless Penn Indemnities from and against any and all liability, damage, cost or expense (including reasonable attorneys’ fees), which Penn Indemnities may hereafter incur, or be required to pay, in relation to a breach of representation or warranty hereunder or any third party claim or allegation that Penn or Penn Indemnities did not have authorization to use the Other Samples to perform, facilitate, and complete the Activities outlined in the Amendment 5 Workplan.
5.
Entire Agreement of the Parties; Amendments. The Agreement, including any Exhibits and as amended by Amendment 1, Amendment 2, Amendment 3, Amendment 4 and this Amendment 5 constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of the Agreement and/or Amendment I, Amendment 2, Amendment 3, Amendment 4 and/or this Amendment 5 shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment 1, this Amendment 2, Amendment 3, Amendment 4 and/or this Amendment 5 and signed by a duly authorized officer of each Party.
6.
Counterparts. This Amendment 5 may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment 5, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE
UNIVERSITY OF PENNSYLVANIA

By: [***]
Name: [***]
Title: [***]

I have read and understood the
responsibilities of the Principal Investigator:

By: /s/ Aimee Payne
Name: Aimee S. Payne, MD, Ph.D.

CABALETTA BIO, INC. By: /s/ Anup Marda Name: Anup Marda Title: CFO

Attachment A-3

Summary of Supplemental Sponsored Research

Scope of Work:

Detailed in Exhibit 1 hereto

Principal Investigator - [***]

Representative of Sponsor - [***]

Report Schedule:

•
Interim Reports: [***]
•
Final Summary Report: [***]

Exhibit 1 to Attachment A-3

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